Income Taxes (Tables)	12 Months Ended
May 31, 2014
Reconciliation of Federal Statutory Income Tax

Reconciliation of the federal statutory income tax rate of 34% to the effective income tax rate is as follows for all periods presented:

	2014	2013
Income tax provision at statutory rate	34.0%	34.0%
State income taxes, net	0.4	5.1
Rate change	(9.6)	0.0
Other	0.0	0.0
Valuation allowance	(24.8)	(39.1)

	0.0%	0.0%

Net Deferred Tax Assets and Liabilities

Net deferred tax assets and liabilities are comprised of the following as of May 31, 2014 and 2013:

	2014	2013
Deferred tax asset (liability) current:
Accrued salary and expenses	$159,300	$291,100
Debt discount amortization	—	(118,100)
Valuation allowance	(159,300)	(173,000)

	$—	$—

Deferred tax asset (liability) non-current:
Net operating loss	$9,957,400	$8,256,000
Debt discount	(663,700)	(1,659,300)
Expense on non-qualified stock options	2,893,300	2,928,000
Other	176,200	155,500

Valuation allowance	(12,363,200)	(9,680,200)

	$—	$—